UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2008

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Prudential Financial, Inc., a New Jersey corporation (the “Company”), furnishes herewith, as Exhibit 99.0, a news release preannouncing selected elements of expected third quarter 2008 results.

Item 7.01 Regulation FD Disclosure.

The Company furnishes herewith, as Exhibit 99.0, a news release preannouncing selected elements of expected third quarter 2008 results.

Item 8.01 Other Events.

As indicated in the news release preannouncing selected elements of expected third quarter results furnished herewith as Exhibit 99.0, the Company is suspending its existing share repurchase program effective October 10, 2008.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.0	News release of Prudential Financial, Inc., dated October 9, 2008, preannouncing selected elements of expected third quarter 2008 results (furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2008

PRUDENTIAL FINANCIAL, INC.

By:	/s/ RICHARD J. CARBONE
Name: Richard J. Carbone Title: Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.0	News release of Prudential Financial, Inc., dated October 9, 2008, preannouncing selected elements of expected third quarter 2008 results (furnished and not filed).